Exhibit 10.1 FIRST AMENDMENT TO LETTER AGREEMENT This First Amendment (this “Amendment”) to the Letter Agreement dated July 24, 2025 by and among Robert A. McCabe, Jr. (the “Executive”), Pinnacle Financial Partners, Inc., a Tennessee corporation (“Pinnacle”) and Pinnacle Bank, is entered into as of January 14, 2026. WHEREAS, effective as of January 1, 2026, Pinnacle merged with and into Pinnacle Financial Partners, Inc. (formerly Steel Newco Inc.), a Georgia corporation (the “Company”), and the Company thereby succeeded to Pinnacle’s obligations under the Letter Agreement by operation of law; and WHEREAS, the Company, Pinnacle Bank and the Executive desire to enter into this Amendment to effect certain changes to the Letter Agreement as set forth herein; NOW, THEREFORE, it is hereby mutually agreed that the second and third sentences of the first paragraph of Section 2(B) of the Letter Agreement are hereby deleted and replaced in their entirety with the following: Your Annual Opportunity will be comprised of (i) a base salary equal to $3,465,000 (the “Annual Salary”), which will be payable to you in accordance with the Company’s payroll practices for executive officers as in effect from time to time, subject to applicable tax withholding, and (ii) a target annual bonus opportunity in an amount equal to $2,426,000, which will be payable to you within 30 days after the end of the Initial Term, subject to applicable tax withholding, with the amount of the bonus actually paid to you determined in the discretion of the compensation committee of the Board based on such factors as it deems appropriate (the “Annual Bonus”). Except as expressly amended by this Amendment, the Letter Agreement shall remain in full force and effect in accordance with its terms. [Signature page follows]

[Signature Page to First Amendment to Letter Agreement] IN WITNESS WHEREOF, the Executive, the Company and Pinnacle Bank have executed this Amendment as of the date first above written. PINNACLE FINANCIAL PARTNERS, INC. By: /s/ Mary Maurice Young Name: Mary Maurice Young Title: Deputy General Counsel and Corporate Secretary PINNACLE BANK By: /s/ Mary Maurice Young Name: Mary Maurice Young Title: Deputy General Counsel and Corporate Secretary THE EXECUTIVE /s/ Robert A. McCabe, Jr. Robert A. McCabe, Jr.